(BULL LOGO)
Merrill Lynch Investment Managers

www.mlim.ml.com


Semi-Annual Report
July 31, 2002


Mercury
Growth Opportunity
Fund


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Mercury Growth Opportunity Fund,
A Series of The Asset Program, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



PORTFOLIO INFORMATION


GEOGRAPHIC ALLOCATION

As a Percentage of Net Assets as of July 31, 2002++


                                Percent of
Country                         Net Assets

Germany                             1.1%
Canada                              0.4
United States                      89.2
France                              0.5
Netherlands                         0.9


++Total may not equal 100%.


AS OF JULY 31, 2002

Ten Largest Equity              Percent of
Holdings                        Net Assets

Microsoft Corporation               5.6%

Pfizer Inc.                         5.0

Wal-Mart Stores, Inc.               4.9

Intel Corporation                   3.7

The Coca-Cola Company               3.3

American International Group, Inc.  3.0

International Business Machines
Corporation                         2.8

State Street Corporation            2.8

Cisco Systems, Inc.                 2.7

H & R Block, Inc.                   2.3



                                Percent of
Five Largest Industries         Net Assets

Media                               9.4%

Software                            9.2

Insurance                           8.6

Semiconductor Equipment &
Products                            7.6

Multiline Retail                    6.5



July 31, 2002, Mercury Growth Opportunity Fund


DEAR SHAREHOLDER


We are pleased to provide you with this semi-annual report to shareholders. For the six-month period ended July 31, 2002, Mercury Growth Opportunity Fund's Class I, Class A, Class B and Class C Shares had total returns of -23.08%, -23.14%, -23.47% and -23.47%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The total return for the unmanaged Standard & Poor's 500 (S&P 500) Index was -18.74% for the same period, while the Lipper Large Cap Growth Funds Average was -23.08%.


Portfolio Matters
The gross investment returns in most sectors of the U.S. equity markets were meaningfully negative during the last six months. The decline in equity market values occurred while the U.S. economy, in terms of real growth, recovered from last year's recession with a good start in the fourth quarter of 2001. U.S. citizens responded with unanimity and determination not to be intimidated by the terrorist attacks on the World Trade Center in New York City and the Pentagon in Washington, DC.

The Fund's best returns during the last six months were from investments in selected stocks in the restaurant, retailing, beverage and health care providers and services industries. The recent downtrend in U.S. equity markets is one of the longest and steepest in U.S. financial market history. Every industry sector in the S&P 500 Index was down over the past one-month, three-month, six-month and 12-month periods.

At the end of January 2002, we started to reinvest in major information technology companies in the computing and related software segments. In retrospect, it was too soon. We began the reinvestment program because of the upward trend in corporate spending in this sector, which was evident from U.S. government reports on capital spending. In the recently released report on the U.S. economy for the second quarter of 2002, the fastest growing sector was corporate capital spending on information technology computing equipment at better than a double-digit rate of growth on a seasonally adjusted annual rate basis. It has become apparent that the competition in the marketplace is so extreme that real growth is not translating into positive nominal growth. The information technology industry is still consolidating by down-sizing, acquisitions and bankruptcies. We attempted to focus the Fund's investments on what we believe are the strongest long-run survivors, which should prosper when the growth in demand by customers meets enough of a contraction in suppliers of systems and services.

Our successful investments in the retailing sector reflected the upturn in the real and nominal growth of consumer spending starting in October 2001. The federal tax rebate program, the 30% reduction in federal tax rates for middle- and lower-income households and the relatively low consumer financing interest rates for motor vehicles and residential housing created a strong cyclical upturn in real and nominal consumer spending. We recognized the rise in relative retail stock valuations and the potential for a slowdown in the rate of real growth and profitability for retailers in early April 2002 and began to liquidate the Fund's holdings. We reinvested the proceeds in major companies in the beverage, household products, industrial business services and health care providers and services industries.



July 31, 2002, Mercury Growth Opportunity Fund


The reduced rate of real economic growth reflected in the U.S. government report on second-quarter gross domestic product may reflect business management and consumers' concerns about any possible military action against Iraq. We believe that the Federal Reserve Board has renewed efforts to provide the necessary liquidity to facilitate a healthy rate of real economic growth. Also, recent declines in interest rates have revived a new cycle of residential mortgage refinancings, which may cause a recovery in the real rate of retail sales growth.


Market Outlook
Since the recovery in the real rate of economic growth in the fourth quarter of 2001, the improvement in U.S. worker productivity has been substantial, thereby increasing corporate profits. As such, corporate profit measures are currently showing a new high level. U.S. Treasury bond interest rates continue to decline and stimulate periodic revivals of consumer refinancings of residential mortgages. Home ownership is at record high levels because of lower mortgage interest rates and monthly payments. Consequently, the real rate of growth of after-tax household incomes is relatively robust. From our perspective, the Federal Reserve Board and the executive and congressional branches of the U.S. government are attempting to revive a relatively healthy and consistent rate of economic growth that will require a recovery in employment growth. We may not be there yet, but in our opinion, monetary and fiscal policies are focused in the right direction.


In Conclusion
We thank you for your investment in Mercury Growth Opportunity Fund, and we look forward to serving your needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Lawrence R. Fuller)
Lawrence R. Fuller
Senior Vice President and
Portfolio Manager



September 4, 2002


July 31, 2002, Mercury Growth Opportunity Fund


PROXY RESULTS

During the six-month period ended July 31, 2002, Mercury Growth
Opportunity Fund's shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 15, 2002.
A description of the proposal and number of shares voted are as follows:


                                                        Shares Voted    Shares Withheld
                                                            For           From Voting
1. To elect the Fund's
   Board of Directors:         Terry K. Glenn            11,010,902          509,465
                               James H. Bodurtha         11,010,742          509,625
                               Joe Grills                11,006,560          513,807
                               Herbert I. London         11,009,156          511,211
                               Andre F. Perold           11,010,087          510,280
                               Roberta Cooper Ramo       11,009,506          510,861
                               Robert S. Salomon, Jr.    11,008,278          512,089
                               Melvin R. Seiden          11,004,870          515,497
                               Stephen B. Swensrud       11,001,954          518,413



July 31, 2002, Mercury Growth Opportunity Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



July 31, 2002, Mercury Growth Opportunity Fund


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS

                                  6-Month        12-Month     Since Inception
As of July 31, 2002             Total Return   Total Return     Total Return

Class I*++                          -23.08%        -25.48%         +47.22%
Class A*++                          -23.14         -25.66          +45.09
Class B*                            -23.47         -26.25          +37.39
Class C*                            -23.47         -26.31          +37.06
Standard & Poor's 500 Index**       -18.74         -23.63          +56.83

*Investment results shown do not reflect sales charges. Results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 2/02/96.
**This unmanaged broad-based Index is comprised of large-capitalization U.S. stocks. Since inception total return is from 2/28/96.
++Prior to April 3, 2000, Class I Shares were designated Class A Shares and Class A Shares were designated Class D Shares.



July 31, 2002, Mercury Growth Opportunity Fund


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*++                         Charge         Charge**

One Year Ended 6/30/02                    -21.06%        -25.20%
Five Years Ended 6/30/02                  + 3.60         + 2.49
Inception (2/02/96) through 6/30/02       + 7.57         + 6.67

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class I Shares were designated as Class A
Shares.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*++                         Charge         Charge**

One Year Ended 6/30/02                    -21.21%        -25.35%
Five Years Ended 6/30/02                  + 3.34         + 2.23
Inception (2/02/96) through 6/30/02       + 7.34         + 6.44

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Prior to April 3, 2000, Class A Shares were designated as Class D
Shares.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

One Year Ended 6/30/02                    -21.91%        -24.93%
Five Years Ended 6/30/02                  + 2.47         + 2.17
Inception (2/02/96) through 6/30/02       + 6.42         + 6.42

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

One Year Ended 6/30/02                    -21.95%        -22.71%
Five Years Ended 6/30/02                  + 2.43         + 2.43
Inception (2/02/96) through 6/30/02       + 6.39         + 6.39

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



July 31, 2002, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS

                                                                                  In U.S. Dollars
                      Shares                                                             Percent of
Industries             Held                  Common Stocks                      Value    Net Assets
Air Freight &         34,500  United Parcel Service, Inc. (Class B)           $  2,254,230     2.0%
Logistics

Banks                 51,300  Northern Trust Corporation                         2,043,792      1.8
                      32,400  Wells Fargo Company                                1,647,864      1.4
                                                                              ------------    -----
                                                                                 3,691,656      3.2

Beverages             40,000  Anheuser-Busch Companies, Inc.                     2,068,400      1.8
                       3,000  Brown-Forman Corporation (Class B)                   203,340      0.2
                      76,300  The Coca-Cola Company                              3,810,422      3.3
                      63,000  Coca-Cola Enterprises Inc.                         1,173,060      1.0
                                                                              ------------    -----
                                                                                 7,255,222      6.3

Biotechnology         50,100  ++Amgen Inc.                                       2,286,564      2.0

Commercial            76,000  ++Concord EFS, Inc.                                1,485,800      1.3
Services &            34,000  First Data Corporation                             1,188,300      1.1
Supplies              55,000  H & R Block, Inc.                                  2,655,400      2.3
                      10,000  Manpower Inc.                                        376,600      0.3
                                                                              ------------    -----
                                                                                 5,706,100      5.0

Communications       239,100  ++Cisco Systems, Inc.                              3,153,729      2.7
Equipment             65,300  ++QUALCOMM Incorporated                            1,793,791      1.6
                                                                              ------------    -----
                                                                                 4,947,520      4.3

Computers &           46,400  International Business Machines
Peripherals                   Corporation                                        3,266,560      2.8
                     201,700  ++Sun Microsystems, Inc.                             788,647      0.7
                                                                              ------------    -----
                                                                                 4,055,207      3.5

Diversified           16,300  Fannie Mae                                         1,220,707      1.0
Financials            65,000  MBNA Corporation                                   1,260,350      1.1
                      75,400  State Street Corporation                           3,204,500      2.8
                      45,300  T. Rowe Price Group Inc.                           1,224,459      1.1
                                                                              ------------    -----
                                                                                 6,910,016      6.0

Energy                 9,400  ++BJ Services Company                                299,766      0.3
Equipment &
Service

Food & Drug           62,000  SYSCO Corporation                                  1,615,100      1.4
Retailing

Food Products         17,800  Unilever NV (NY Registered Shares)                 1,003,030      0.9



July 31, 2002, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONTINUED)

                                                                                  In U.S. Dollars
                      Shares                                                             Percent of
Industries             Held                  Common Stocks                      Value    Net Assets
Health Care           25,700  HCA Inc.                                        $  1,207,900     1.1%
Providers &           22,300  ++Health Management Associates, Inc.
Services                      (Class A)                                            451,129      0.4
                      25,700  ++Tenet Healthcare Corporation                     1,224,605      1.1
                      12,400  UnitedHealth Group Incorporated                    1,086,984      0.9
                                                                              ------------    -----
                                                                                 3,970,618      3.5

Hotels,               27,100  ++Brinker International, Inc.                        883,460      0.8
Restaurants &         80,000  ++YUM! Brands, Inc.                                2,472,000      2.1
Leisure                                                                       ------------    -----
                                                                                 3,355,460      2.9

Household             16,600  Colgate-Palmolive Company                            852,410      0.7
Products

Industrial            15,800  3M Co.                                             1,988,114      1.7
Conglomerates

Insurance             53,000  American International Group, Inc.                 3,387,760      3.0
                      44,500  Everest Re Group, Ltd.                             2,436,375      2.1
                      41,000  Lincoln National Corporation                       1,504,290      1.3
                      53,900  Marsh & McLennan Companies, Inc.                   2,581,810      2.2
                                                                              ------------    -----
                                                                                 9,910,235      8.6

Leisure               17,700  Mattel, Inc.                                         332,937      0.3
Equipment &
Products

Media                186,000  ++AOL Time Warner Inc.                             2,139,000      1.9
                      57,000  ++Clear Channel Communications, Inc.               1,484,850      1.3
                      58,100  The Interpublic Group of Companies, Inc.           1,214,871      1.0
                      59,100  ++Rogers Communications, Inc. 'B'                    459,953      0.4
                      22,700  ++Univision Communications Inc. (Class A)            648,993      0.6
                      63,372  ++Viacom, Inc. (Class B)                           2,466,438      2.1
                     136,000  The Walt Disney Company                            2,411,280      2.1
                                                                              ------------    -----
                                                                                10,825,385      9.4

Multiline Retail      24,800  Family Dollar Stores, Inc.                           751,192      0.6
                      33,700  Target Corporation                                 1,123,895      1.0
                     114,100  Wal-Mart Stores, Inc.                              5,611,438      4.9
                                                                              ------------    -----
                                                                                 7,486,525      6.5

Pharmaceuticals      176,200  Pfizer Inc.                                        5,700,070      5.0



July 31, 2002, Mercury Growth Opportunity Fund


SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                                  In U.S. Dollars
                      Shares                                                             Percent of
Industries             Held                  Common Stocks                      Value    Net Assets
Semiconductor         88,000  ++Applied Materials, Inc.                       $  1,308,560     1.1%
Equipment &          227,900  Intel Corporation                                  4,279,962      3.7
Products              25,600  ++KLA-Tencor Corporation                           1,007,104      0.9
                      25,000  STMicroelectronics NV                                527,210      0.5
                      69,700  Texas Instruments Incorporated                     1,613,555      1.4
                                                                              ------------    -----
                                                                                 8,736,391      7.6

Software              12,500  ++Electronic Arts Inc.                               752,250      0.7
                     134,700  ++Microsoft Corporation                            6,461,559      5.6
                     180,000  ++Oracle Corporation                               1,800,000      1.6
                      68,800  SAP AG (Systeme, Anwendungen,
                              Produkte in der Datenverarbeitung)(ADR)(a)         1,286,560      1.1
                      29,700  ++Siebel Systems, Inc.                               278,883      0.2
                                                                              ------------    -----
                                                                                10,579,252      9.2

Specialty Retail      50,000  Lowe's Companies, Inc.                             1,892,500      1.7

Wireless              36,400  ++Sprint Corp. (PCS Group)                           149,240      0.1
Telecommunication
Services

                              Total Common Stocks
                              (Cost--$132,855,630)                             105,803,548     92.1



                       Face
                      Amount             Short-Term Securities
Commercial        $4,892,000  General Motors Acceptance Corp.,
Paper*                        1.91% due 8/01/2002                                4,892,000      4.3

U.S. Government               Freddie Mac:
Agency             1,424,000     1.70% due 8/06/2002                             1,423,664      1.2
Obligations*       1,500,000     1.72% due 8/20/2002                             1,498,638      1.3

                              Total Short-Term Securities
                              (Cost--$7,814,302)                                 7,814,302      6.8

                              Total Investments
                              (Cost--$140,669,932)                             113,617,850     98.9
                              Other Assets Less Liabilities                      1,281,004      1.1
                                                                              ------------   ------
                              Net Assets                                      $114,898,854   100.0%
                                                                              ============   ======

*Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.
(a)American Depositary Receipts (ADR).

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund


STATEMENT OF ASSETS AND LIABILITIES

As of July 31, 2002
Assets:
Investments, at value (including securities loaned of
  $2,070,000) (identified cost--$140,669,932)                                               $ 113,617,850
Investments held as collateral for loaned securities, at value                                  2,340,000
Cash                                                                                                  901
Receivables:
  Securities sold                                                          $   3,602,810
  Capital shares sold                                                            331,103
  Dividends                                                                       41,001
  Loaned securities                                                                1,140        3,976,054
                                                                           -------------
Prepaid registration fees and other assets                                                         24,396
                                                                                            -------------
Total assets                                                                                  119,959,201
                                                                                            -------------

Liabilities:
Collateral on securities loaned, at value                                                       2,340,000
Payables:
  Securities purchased                                                         2,187,180
  Capital shares redeemed                                                        198,357
  Distributor                                                                     95,086
  Investment adviser                                                              68,711        2,549,334
                                                                           -------------
Accrued expenses and other liabilities                                                            171,013
                                                                                            -------------
Total liabilities                                                                               5,060,347
                                                                                            -------------

Net Assets:
Net assets                                                                                  $ 114,898,854
                                                                                            =============

Net Assets Consist of:
Class I Shares of capital stock, $.10 par value, 6,250,000
  shares authorized                                                                         $      20,089
Class A Shares of capital stock, $.10 par value, 6,250,000
  shares authorized                                                                               126,595
Class B Shares of capital stock, $.10 par value, 15,000,000
  shares authorized                                                                               598,498
Class C Shares of capital stock, $.10 par value, 15,000,000
  shares authorized                                                                               384,379
Paid-in capital in excess of par                                                              179,490,164
Accumulated investment loss--net                                           $ (1,241,666)
Accumulated realized capital losses on investments and
  foreign currency transactions--net                                        (37,427,123)
Unrealized depreciation on investments and foreign
  currency transactions--net                                                (27,052,082)
                                                                           -------------
Total accumulated losses--net                                                                (65,720,871)
                                                                                            -------------
Net assets                                                                                  $ 114,898,854
                                                                                            =============

Net Asset Value:
Class I--Based on net assets of $2,115,964 and
  200,892 shares outstanding                                                                $       10.53
                                                                                            =============
Class A--Based on net assets of $13,246,073 and
  1,265,945 shares outstanding                                                              $       10.46
                                                                                            =============
Class B--Based on net assets of $60,676,062 and
  5,984,983 shares outstanding                                                              $       10.14
                                                                                            =============
Class C--Based on net assets of $38,860,755 and
  3,843,787 shares outstanding                                                              $       10.11
                                                                                            =============

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund


STATEMENT OF OPERATIONS

For the Six Months Ended July 31, 2002
Investment Income:
Dividends (net of $8,073 foreign withholding tax)                                           $     428,009
Interest                                                                                           50,493
Securities lending--net                                                                             2,355
                                                                                            -------------
Total income                                                                                      480,857
                                                                                            -------------

Expenses:
Investment advisory fees                                                   $     454,275
Account maintenance and distribution fees--Class B                               378,278
Transfer agent fees--Class B                                                     244,722
Account maintenance and distribution fees--Class C                               244,612
Transfer agent fees--Class C                                                     164,873
Printing and shareholder reports                                                  57,104
Accounting services                                                               39,402
Transfer agent fees--Class A                                                      35,979
Registration fees                                                                 28,397
Professional fees                                                                 23,016
Account maintenance fees--Class A                                                 15,980
Custodian fees                                                                    15,880
Transfer agent fees--Class I                                                       6,725
Directors' fees and expenses                                                       4,307
Pricing fees                                                                         964
Other                                                                              7,742
                                                                           -------------
Total expenses                                                                                  1,722,256
                                                                                            -------------
Investment loss--net                                                                          (1,241,399)
                                                                                            -------------

Realized & Unrealized Gain (Loss) on Investments &
Foreign Currency Transactions--Net:
Realized gain (loss) on:
  Investments--net                                                           (4,957,693)
  Foreign currency transactions--net                                               5,456      (4,952,237)
                                                                           -------------
Change in unrealized appreciation/depreciation on:
  Investments--net                                                          (29,589,351)
  Foreign currency transactions--net                                               6,048     (29,583,303)
                                                                           -------------    -------------
Total realized and unrealized loss on investments and
  foreign currency transactions--net                                                         (34,535,540)
                                                                                            -------------
Net Decrease in Net Assets Resulting from Operations                                        $(35,776,939)
                                                                                            =============

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund


STATEMENTS OF CHANGES
IN NET ASSETS

                                                                            For the Six        For the
                                                                            Months Ended      Year Ended
                                                                              July 31,       January 31,
Increase (Decrease)in Net Assets:                                               2002             2002
Operations:
Investment loss--net                                                       $ (1,241,399)    $ (2,201,545)
Realized losson investments and foreign currency
  transactions--net                                                          (4,952,237)     (31,985,922)
Change in unrealized appreciation/depreciation on
  investments and foreign currency transactions--net                        (29,583,303)      (5,230,376)
                                                                           -------------    -------------
Net decrease in net assets resulting from operations                        (35,776,939)     (39,417,843)
                                                                           -------------    -------------

Distributions to Shareholders:
Realized gain on investments--net:
  Class I                                                                             --         (86,449)
  Class A                                                                             --        (294,044)
  Class B                                                                             --      (2,792,980)
  Class C                                                                             --      (1,796,089)
                                                                           -------------    -------------
Net decrease in net assets resulting from distributions
  to shareholders                                                                     --      (4,969,562)
                                                                           -------------    -------------

Capital Share Transactions:
Net increase (decrease) in net assets derived from capital
  share transactions                                                         (3,832,337)        7,173,844
                                                                           -------------    -------------

Net Assets:
Total decrease in net assets                                                (39,609,276)     (37,213,561)
Beginning of period                                                          154,508,130      191,721,691
                                                                           -------------    -------------
End of period*                                                             $ 114,898,854    $ 154,508,130
                                                                           =============    =============

*Accumulated investment loss--net                                          $ (1,241,666)    $       (267)
                                                                           =============    =============

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                     Class I+++++
                                             For the
                                            Six Months
                                              Ended
Increase (Decrease) in                       July 31,              For the Year Ended January 31,
Net Asset Value:                               2002         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $  13.69     $  17.49     $  22.01     $  18.53      $  13.42
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.05)        (.05)        (.05)        (.01)         (.06)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (3.11)       (3.32)       (1.64)         4.58          5.63
                                            --------     --------     --------     --------      --------
Total from investment operations              (3.16)       (3.37)       (1.69)         4.57          5.57
                                            --------     --------     --------     --------      --------
Less distributions from realized gain
  on investments--net                             --        (.43)       (2.83)       (1.09)         (.46)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $  10.53     $  13.69     $  17.49     $  22.01      $  18.53
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                  (23.08%)+++     (19.27%)      (8.37%)       25.11%        42.02%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                      1.46%*        1.30%        1.31%        1.36%         1.56%
                                            ========     ========     ========     ========      ========
Investment loss--net                         (.77%)*       (.33%)       (.25%)       (.07%)        (.39%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $  2,116     $  2,550     $  2,142     $    939      $    582
                                            ========     ========     ========     ========      ========
Portfolio turnover                            41.68%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Prior to April 3, 2000, Class I Shares were designated as Class
A Shares.

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                     Class A+++++
                                             For the
                                            Six Months
                                              Ended
Increase (Decrease) in                       July 31,              For the Year Ended January 31,
Net Asset Value:                               2002         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $  13.61     $  17.45     $  21.93     $  18.51      $  13.42
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.06)        (.08)        (.12)        (.07)         (.10)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (3.09)       (3.33)       (1.61)         4.58          5.62
                                            --------     --------     --------     --------      --------
Total from investment operations              (3.15)       (3.41)       (1.73)         4.51          5.52
                                            --------     --------     --------     --------      --------
Less distributions from realized
  gain on investments--net                        --        (.43)       (2.75)       (1.09)         (.43)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $  10.46     $  13.61     $  17.45     $  21.93      $  18.51
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                  (23.14%)+++     (19.55%)      (8.57%)       24.80%        41.59%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                      1.72%*        1.56%        1.55%        1.62%         1.80%
                                            ========     ========     ========     ========      ========
Investment loss--net                        (1.03%)*       (.58%)       (.55%)       (.34%)        (.64%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $ 13,246     $ 11,847     $ 10,515     $  7,659      $  3,700
                                            ========     ========     ========     ========      ========
Portfolio turnover                            41.68%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Prior to April 3, 2000, Class A Shares were designated as Class
D Shares.

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                       Class B
                                             For the
                                            Six Months
                                              Ended
Increase (Decrease) in                       July 31,              For the Year Ended January 31,
Net Asset Value:                               2002         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $  13.25     $  17.13     $  21.44     $  18.26      $  13.27
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.11)        (.20)        (.30)        (.22)         (.23)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (3.00)       (3.25)       (1.56)         4.48          5.54
                                            --------     --------     --------     --------      --------
Total from investment operations              (3.11)       (3.45)       (1.86)         4.26          5.31
                                            --------     --------     --------     --------      --------
Less distributions from realized
  gain on investments--net                        --        (.43)       (2.45)       (1.08)         (.32)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $  10.14     $  13.25     $  17.13     $  21.44      $  18.26
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                  (23.47%)+++     (20.16%)      (9.31%)       23.76%        40.41%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                      2.55%*        2.39%        2.36%        2.45%         2.66%
                                            ========     ========     ========     ========      ========
Investment loss--net                        (1.86%)*      (1.42%)      (1.38%)      (1.16%)       (1.50%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $ 60,676     $ 85,072     $109,589     $115,216      $ 69,601
                                            ========     ========     ========     ========      ========
Portfolio turnover                            41.68%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund


FINANCIAL HIGHLIGHTS (CONCLUDED)

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                       Class C
                                             For the
                                            Six Months
                                              Ended
Increase (Decrease) in                       July 31,              For the Year Ended January 31,
Net Asset Value:                               2002         2002         2001          2000         1999
Per Share Operating Performance:
Net asset value, beginning of
  period                                    $  13.21     $  17.09     $  21.40     $  18.24      $  13.26
                                            --------     --------     --------     --------      --------
Investment loss--net++                         (.11)        (.20)        (.30)        (.23)         (.24)
Realized and unrealized gain (loss)
  on investmentsand foreign
  currency transactions--net                  (2.99)       (3.25)       (1.56)         4.47          5.55
                                            --------     --------     --------     --------      --------
Total from investment operations              (3.10)       (3.45)       (1.86)         4.24          5.31
                                            --------     --------     --------     --------      --------
Less distributions from realized
  gain on investments--net                        --        (.43)       (2.45)       (1.08)         (.33)
                                            --------     --------     --------     --------      --------
Net asset value, end of period              $  10.11     $  13.21     $  17.09     $  21.40      $  18.24
                                            ========     ========     ========     ========      ========

Total Investment Return:**
Based on net asset value per
  share                                  (23.47%)+++     (20.20%)      (9.34%)       23.68%        40.39%
                                            ========     ========     ========     ========      ========

Ratios to Average Net Assets:
Expenses                                      2.58%*        2.42%        2.38%        2.48%         2.71%
                                            ========     ========     ========     ========      ========
Investment loss--net                        (1.89%)*      (1.44%)      (1.41%)      (1.20%)       (1.55%)
                                            ========     ========     ========     ========      ========

Supplemental Data:
Net assets, end of period
  (in thousands)                            $ 38,861     $ 55,039     $ 69,476     $ 72,650      $ 40,710
                                            ========     ========     ========     ========      ========
Portfolio turnover                            41.68%      131.76%      100.88%       81.27%        40.59%
                                            ========     ========     ========     ========      ========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


July 31, 2002, Mercury Growth Opportunity Fund



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Mercury Growth Opportunity Fund (the "Fund") is part of The Asset Program, Inc. (the "Program") which is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Funds' financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote upon any material changes under the distribution plan for Class A Shares). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Program's Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price
(options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the Program's Board of Directors.



July 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(b) Repurchase agreements--The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).



July 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



July 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(i) Expenses--Certain expenses have been allocated to the individual Funds in the Program on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Program.

(j) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .65%, on an annual basis, of the average daily value of the Fund's net assets.



July 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account
                               Maintenance       Distribution
                                   Fees              Fees

Class A                            .25%               --
Class B                            .25%             .75%
Class C                            .25%             .75%


Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Program. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended July 31, 2002, FAMD earned underwriting discounts and Merrill Lynch, Pierce, Fenner & Smith Incorporated
("MLPF&S"), a subsidiary of ML & Co., earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:


                                   FAMD           MLPF&S

Class I                            $  2           $   54
Class A                            $162           $3,315


For the six months ended July 31, 2002, MLPF&S, received contingent deferred sales charges of $66,059 and $5,243 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of July 31, 2002, cash collateral of $655,669 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $1,684,331 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended July 31, 2002, QA Advisors received $881 in securities lending agent fees.



July 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


In addition, MLPF&S received $24,800 in commissions on the execution of portfolio security transactions for the Fund for the six months ended July 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended July 31, 2002, the Fund reimbursed FAM
$3,996 for certain accounting services.

Certain officers and/or directors of the Program are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2002 were $57,419,200 and $56,009,108, respectively.

Net realized gains (losses) for the six months ended July 31, 2002 and net unrealized losses as of July 31, 2002 were as follows:


                                     Realized           Unrealized
                                  Gains (Losses)          Losses

Long-term investments             $  (4,957,693)     $ (27,052,082)
Foreign currency transactions              5,456                 --
                                  --------------     --------------
Total                             $  (4,952,237)     $ (27,052,082)
                                  ==============     ==============


As of July 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $27,052,082, of which $3,040,788 related to appreciated securities and $30,092,870 related to depreciated securities. At July 31, 2002, the aggregated cost of investments for Federal income tax purposes was $140,669,932.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(3,832,337) and $7,173,844 for the six months ended July 31, 2002 and for the year ended January 31, 2002, respectively.


Class I Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                               47,881       $    610,074
Shares redeemed                         (33,348)          (428,437)
                                    ------------       ------------
Net increase                              14,533       $    181,637
                                    ============       ============



July 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class I Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                              148,898       $  2,234,430
Shares issued to shareholders in
reinvestment of distributions              5,478             75,594
                                    ------------       ------------
Total issued                             154,376          2,310,024
Shares redeemed                         (90,470)        (1,226,180)
                                    ------------       ------------
Net increase                              63,906       $  1,083,844
                                    ============       ============



Class A Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                              545,610       $  6,665,905
Automatic conversion of shares            33,085            424,645
                                    ------------       ------------
Total issued                             578,695          7,090,550
Shares redeemed                        (182,987)        (2,283,588)
                                    ------------       ------------
Net increase                             395,708       $  4,806,962
                                    ============       ============



Class A Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                              467,088       $  6,456,686
Automatic conversion of shares            72,311          1,047,042
Shares issued to shareholders in
reinvestment of distributions             19,965            274,318
                                    ------------       ------------
Total issued                             559,364          7,778,046
Shares redeemed                        (291,792)        (3,896,764)
                                    ------------       ------------
Net increase                             267,572       $  3,881,282
                                    ============       ============



Class B Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                              248,585       $  3,111,849
Automatic conversion of shares          (34,067)          (424,645)
Shares redeemed                        (652,298)        (7,792,439)
                                    ------------       ------------
Net decrease                           (437,780)       $(5,105,235)
                                    ============       ============



Class B Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                              942,500       $ 13,538,977
Shares issued to shareholders in
reinvestment of distributions            181,446          2,436,815
                                    ------------       ------------
Total issued                           1,123,946         15,975,792
Automatic conversion of shares          (73,984)        (1,047,042)
Shares redeemed                      (1,024,981)       (14,330,019)
                                    ------------       ------------
Net increase                              24,981       $    598,731
                                    ============       ============



July 31, 2002, Mercury Growth Opportunity Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)



Class C Shares for the Six Months                         Dollar
Ended July 31, 2002                       Shares          Amount

Shares sold                              250,298       $  3,107,538
Shares redeemed                        (572,814)        (6,823,239)
                                    ------------       ------------
Net decrease                           (322,516)       $(3,715,701)
                                    ============       ============



Class C Shares for the Year                               Dollar
Ended January 31, 2002                    Shares          Amount

Shares sold                              717,032       $ 10,252,221
Shares issued to shareholders in
reinvestment of distributions            114,189          1,530,134
                                    ------------       ------------
Total issued                             831,221         11,782,355
Shares redeemed                        (730,200)       (10,172,368)
                                    ------------       ------------
Net increase                             101,021       $  1,609,987
                                    ============       ============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended
July 31, 2002.


6. Capital Loss Carryforward:
On January 31, 2002, the Fund had a net capital loss carryforward of $28,654,300, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



July 31, 2002, Mercury Growth Opportunity Fund



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
R. Elise Baum, Senior Vice President
Robert C. Doll Jr., Senior Vice President
Lawrence R. Fuller, Senior Vice
   President and Portfolio Manager
Frank Viola, Senior Vice President
Teresa Giacino, Vice President
Donald C. Burke, Vice President and
   Treasurer
Susan B. Baker, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260



July 31, 2002, Mercury Growth Opportunity Fund